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                                                                CONFORMED COPY

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                          SECURITIES AND EXCHANGE COMMISSION
                                 WASHINGTON, DC 20549
                          _________________________________


                                       FORM T-1

            STATEMENT OF ELIGIBILITY UNDER THE TRUST INDENTURE ACT OF 1939
                    OF A CORPORATION DESIGNATED TO ACT AS TRUSTEE

            Check if an Application to Determine Eligibility of a trustee
                           Pursuant to Section 305(b) ____

                            BANK OF MONTREAL TRUST COMPANY
                 (EXACT NAME OF TRUSTEE AS SPECIFIED IN ITS CHARTER)

                New York                                 13-4941093
(JURISDICTION OF INCORPORATION OR ORGANIZATION        (I.R.S. EMPLOYER
        IF NOT A US NATIONAL BANK)                   IDENTIFICATION NO.)

            77 Water Street
           New York, New York                              10005
 (ADDRESS OF PRINCIPAL EXECUTIVE OFFICES)                (ZIP CODE)

                                  Mark F. McLaughlin
                            Bank of Montreal Trust Company
                         77 Water Street, New York, NY  10005
                                    (212) 701-7602
              (NAME, ADDRESS AND TELEPHONE NUMBER OF AGENT FOR SERVICE)
                         ____________________________________

                           PRICELLULAR WIRELESS CORPORATION
                 (EXACT NAME OF OBLIGOR AS SPECIFIED IN ITS CHARTER)

              Delaware                                13-3784318
    (STATE OR OTHER JURISDICTION OF              (I.R.S. EMPLOYER
    INCORPORATION OR ORGANIZATION)               IDENTIFICATION NUMBER)



                                45 Rockefeller Center
                              New York, New York  10020
                       (ADDRESS OF PRINCIPAL EXECUTIVE OFFICES)

                     -------------------------------------------

           10-3/4% SENIOR SUBORDINATED CONVERTIBLE DISCOUNT NOTES DUE 2004
                         (TITLE OF THE INDENTURE SECURITIES)


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                                        - 2 -


ITEM 1.       GENERAL INFORMATION.

              Furnish the following information as to the trustee:

         (a) Name and address of each examining or supervising authority to which it is subject.

                        Federal Reserve Bank of New York
                        33 Liberty Street, New York NY 10045

                        State of New York Banking Department
                        2 Rector Street, New York, NY 10006

         (b)  Whether it is authorized to exercise corporate trust powers.

                   The Trustee is authorized to exercise corporate trust powers.

ITEM 2.       AFFILIATIONS WITH THE OBLIGOR.

              If the obligor is an affiliate of the trustee, describe each such affiliation.

                   The obligor is not an affiliate of the trustee.

ITEM 16.      LIST OF EXHIBITS.

    List below all exhibits filed as part of this statement of eligibility.

    1. Copy of Organization Certificate of Bank of Montreal Trust Company to transact business and exercise corporate trust powers; incorporated herein by reference as Exhibit "A" filed with Form T-1 Statement, Registration No. 33-46118.

    2.        Copy of the existing By-Laws of Bank of Montreal Trust Company;
              incorporated herein by reference as Exhibit "B" filed with Form T-1 Statement, Registration No. 33-80928.

    3.        The consent of the Trustee required by Section 321(b) of the Act;
              incorporated herein by reference as Exhibit "C" with Form T-1 Statement, Registration No. 33-46118.

    4. A copy of the latest report of condition of Bank of Montreal Trust Company published pursuant to law or the requirements of its supervising or examining authority, attached hereto as Exhibit "D".

                                      SIGNATURE

              Pursuant to the requirements of the Trust Indenture Act of 1939 the Trustee, Bank of Montreal Trust Company, a corporation organized and existing under the laws of the State of New York, has duly caused this statement of eligibility to be signed on its behalf by the undersigned, thereunto duly authorized, all in the City of New York, and State of New York, on the 25th day of November, 1996.

                            BANK OF MONTREAL TRUST COMPANY



                            By      /S/ Amy Roberts
                             -------------------------
                                     Amy Roberts
                               Assistant Vice President



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                                                                EXHIBIT "D"

                                STATEMENT OF CONDITION
                            BANK OF MONTREAL TRUST COMPANY
                                       NEW YORK
                            ______________________________

ASSETS

Due From Banks                                                     $1,570,159
                                                                  -----------
Investment Securities:
    State & Municipal                                              17,025,354
    Other                                                                 100
                                                                  -----------
         TOTAL SECURITIES                                          17,025,454
                                                                  -----------

Loans and Advances
    Federal Funds Sold                                             12,000,000
    Overdrafts                                                       (336,057)
                                                                  -----------
         TOTAL LOANS AND ADVANCES                                  11,663,943
                                                                  -----------

Investment in Harris Trust, NY                                      6,656,129
Premises and Equipment                                                509,422
Other Assets                                                        2,494,863
                                                                  -----------

         TOTAL ASSETS                                             $39,919,970
                                                                  -----------
                                                                  -----------
LIABILITIES

Trust Deposits                                                   $  9,859,384
Other Liabilities                                                   9,239,409
                                                                  -----------

         TOTAL LIABILITIES                                         19,098,793
                                                                  -----------

CAPITAL ACCOUNTS

Capital Stock, Authorized, Issued and
    Fully Paid - 10,000 Shares of $100 Each                         1,000,000
Surplus                                                             4,222,188
Retained Earnings                                                  15,510,844
Equity - Municipal Gain/Loss                                           88,145
                                                                  -----------

         TOTAL CAPITAL ACCOUNTS                                    20,821,177
                                                                  -----------
         TOTAL LIABILITIES
         AND CAPITAL ACCOUNTS                                     $39,919,970
                                                                  -----------
                                                                  -----------


    I, Mark F. McLaughlin, Vice President, of the above-named bank do hereby declare that this Report of Condition is true and correct to the best of my knowledge and belief.

                                  Mark F. McLaughlin
                                  December 31, 1995


    We, the undersigned directors, attest to the correctness of this statement of resources and liabilities. We declared that it has been examined by us, and to the best of our knowledge and belief has been prepared in conformance with the instructions and is true and correct.

                                    Sanjiv Tandon
                                   Kevin O. Healey
                                 Steven R. Rothbloom